                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         001-12522                13-3714474
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(State or other jurisdiction       (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY           12701
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 (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (845) 807-0001
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 23, 2005, in connection with appointment of David P. Hanlon as Chief
Executive  Officer and President of Empire Resorts,  Inc. (the  "Company"),  the
Company entered into an employment  agreement (the "Hanlon  Agreement") with Mr.
Hanlon,  which sets forth terms and provisions governing Mr. Hanlon's employment as Chief  Executive  Officer and President of the Company.  A copy of the Hanlon
Agreement  is  attached  hereto  as  EXHIBIT  99.1 and  incorporated  herein  by reference.  The following summary of the Hanlon Agreement does not purport to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such agreement.

     The Hanlon  Agreement  provides  for an initial  term of three  years at an annual base salary of  $500,000.  In addition,  Mr.  Hanlon shall be entitled to participate  in any  annual  bonus  plan  or  equity  based  incentive  programs maintained  by the Company for its senior  executives.  In  connection  with his employment, Mr. Hanlon received an option grant of a 10-year non-qualified stock option to purchase  1,044,092  shares of the Company's  common stock pursuant to the 2005 Equity Incentive Plan, subject to shareholder  approval, at an exercise price per share of $3.99,  vesting 33% 90 days  following the grant date, 33% on the first  anniversary  of the grant and 34% on the  second  anniversary  of the grant. Mr. Hanlon received an additional  option grant of a non-qualified  stock option to purchase  720,000  shares,  subject to  shareholder  approval  and the closing of transaction  among the Company,  Empire Resorts Holdings Inc., Empire
Resorts Sub, Inc., Concord  Associates Limited  Partnership and Sullivan Resorts
(the  "Concord  Transaction"),  vesting  33% on the  later  to  occur of (i) the closing of the Concord Transaction and (ii) 90 days following the date of grant,
33% on the first  anniversary of the grant and 34% on the second  anniversary of the grant.  The Company  also  granted Mr.  Hanlon  261,023  restricted  shares, pursuant to the 2005 Equity  Incentive  Plan,  subject to shareholder  approval, vesting 33% on the grant date, 33% on the first anniversary of grant, and 34% on the second  anniversary of the grant. Mr. Hanlon received an additional grant of
180,000  restricted shares,  subject to shareholder  approval and the closing of the Concord Transaction, vesting 33% on grant date, 33% on first anniversary and
34% on second anniversary.

     The Company has agreed to provide certain benefits to Mr. Hanlon, including maintaining a term life insurance policy on the life of Mr. Hanlon in the amount of  $2,000,000  and  reimbursement  for  relocation  expenses  and  expenses for temporary housing.

     In the event that the Company terminates Mr. Hanlon's employment with Cause
(as defined in the Hanlon  Agreement) or Mr. Hanlon resigns  without Good Reason
(as defined in the Hanlon  Agreement),  the  Company's  obligations  are limited generally to paying Mr. Hanlon his base salary through the termination  date. In the event that the Company  terminates Mr. Hanlon's  employment without Cause or
Mr.  Hanlon  resigns  with Good Reason,  the Company is  generally  obligated to continue to pay Mr. Hanlon's  compensation  for the remainder of the term of the
Hanlon Agreement and accelerate the vesting of the options and restricted shares granted at the commencement of the Hanlon Agreement If Mr. Hanlon terminates his employment  within  one year  following  a Change  of  Control  (as such term is defined in the Hanlon  Agreement),  the Company shall pay such cash compensation in a lump sum.

     In addition,  on May 23, 2005, in connection with  appointment of Ronald J.
Radcliffe as Chief Financial Officer of the Company, the Company entered into an employment agreement (the "Radcliffe Agreement") with Mr. Radcliffe,  which sets forth  terms  and  provisions  governing  Mr.  Radcliffe's  employment  as Chief
Financial Officer of the Company. A copy of the Radcliffe  Agreement is attached hereto as EXHIBIT  99.2 and  incorporated  herein by  reference.  The  following summary  of the  Radcliffe  Agreement  does not  purport to be  complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement.

     The Radcliffe  Agreement  provides for an initial term of three years at an annual base salary of $275,000. In addition,  Mr. Radcliffe shall be entitled to participate  in any  annual  bonus  plan  or  equity  based  incentive  programs maintained  by the Company for its senior  executives.  In  connection  with his employment,  Mr. Radcliffe  received an option grant of a 10-year  non-qualified stock option to purchase  150,000 shares of the Company's  common stock pursuant to the 2005  Equity  Incentive  Plan,  subject to  shareholder  approval,  at an exercise price per share of $3.99, vesting 33% 90 days following the grant date,
33% on the first  anniversary of the grant and 34% on the second  anniversary of the grant.

     In the event that the Company  terminates Mr.  Radcliffe's  employment with
Cause (as defined in the Radcliffe  Agreement) or Mr. Radcliffe  resigns without
Good Reason (as defined in the Radcliffe  Agreement),  the Company's obligations are  limited  generally  to paying Mr.  Radcliffe  his base  salary  through the termination  date.  In the event that the  Company  terminates  Mr.  Radcliffe's employment  without Cause or Mr. Radcliffe resigns with Good Reason, the Company is generally  obligated to continue to pay Mr.  Radcliffe's  compensation  for a period of six months following such termination.

     On May 23, 2005, the Board of Directors  approved the 2005 Equity Incentive
Plan,  which will be  submitted to the  stockholders  for approval at the annual meeting of  stockholders.  The 2005  Equity  Incentive  Plan will be filed as an exhibit to the  Company's  2005 proxy  statement  and will not become  effective unless approved by the stockholders of the Company.

Item 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     In connection with the  resignations of Robert A. Berman as Chief Executive
Officer of the Company and Scott A. Kaniewksi as Chief Financial  Officer of the
Company as discussed  below in Item 5.02,  the Amended and  Restated  Employment
Agreement by and between the Company and Robert A.  Berman,  dated as of January
12, 2004, and the Amended and Restated  Employment  Agreement by and between the
Company and Scott A. Kaniewski, dated as of January 12, 2004, were terminated.

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 24,  2005,  the  Company  issued  a  press  release  announcing  the resignations and appointments of certain principal officers and directors of the
Company, a copy of which press release is annexed hereto as EXHIBIT 99.3.

     On May 23, 2005,  Robert A. Berman resigned as Chief  Executive  Officer of the  Company,  Scott A.  Kaniewski  resigned as Chief  Financial  Officer of the

Company, Morad Tahbaz resigned as President and as a director of the Company and
David  Matheson  resigned as Chairman of the Board of  Directors of the Company.
Mr. Berman and Mr. Matheson will continue to serve as directors of the Company.

     David P. Hanlon was  appointed  by the Board of  Directors  to serve as the
Chief  Executive  Officer and President of the Company.  In such  capacity,  Mr.
Hanlon will serve as the principal executive officer of the Company.  Mr. Hanlon will  continue  to serve as a  director  of the  Company.  Robert A.  Berman was appointed to replace Mr.  Hanlon as the Vice  Chairman of the Board of Directors
of the Company.  Ronald J.  Radcliffe was appointed by the Board of Directors to serve as the Chief  Financial  Officer of the  Company.  In such  capacity,  Mr.
Radcliffe will serve as the principal financial officer and principal accounting officer of the Company.  John Sharpe was  appointed by the Board of Directors to serve as the Chairman of the Board of Directors of the Company.

     David P. Hanlon,  60, has served as a director and Vice  Chairman  Board of the Company since 2003. Prior to starting his own gaming consulting  business in
2000, in which he advised a number of Native American and  international  gaming ventures,  Mr.  Hanlon served as president  and chief  operating  officer of Rio
Suites Hotel Casino,  from 1996-1999,  where he guided the corporation through a major expansion.  From 1994-1995,  he served as president & CEO of International
Game  Technology,  the world's  leading  manufacturer of  microprocessor  gaming machines. From 1988-1993, he served as president & CEO of Merv Griffin's Resorts
International.  Prior to this,  Mr.  Hanlon  served  as  president  of  Harrah's
Atlantic City (Harrah's Marina and Trump Plaza). Mr. Hanlon's education includes a B.S. in Hotel  Administration from Cornell  University,  an M.S. in Accounting and an M.B.A.  in Finance from the Wharton School,  University of  Pennsylvania, and an Advanced Management Program at the Harvard Business School.

     Ronald J. Radcliffe,  61, was chief financial  officer,  treasurer and vice president of the Rio Suites Hotel & Casino in Las Vegas from 1996-2000, where he negotiated  the sale of the company to Harrah's  Entertainment,  Inc. He was the lead company  representative  in the  company's  $125 million  secondary  public offering,  negotiating  a $300 million  revolving  line of credit,  and a public offering of $125 million in subordinated  debt. In 2001, Mr. Radcliffe started a gaming  consultancy  business,  and in  2002  became  chief  financial  officer, treasurer,  vice  president  and  principal of Siren  Gaming,  LLC, a management company for a Native American casino. From 1993 to 1995, Mr. Radcliffe was chief financial  officer,  treasurer and vice president of Mikohn Gaming  Corporation,
Las Vegas, NV. Prior to this, he was vice chairman,  president,  chief operating officer and chief  financial  officer  for Sahara  Resorts,  Las Vegas,  NV. Mr.
Radcliffe is a licensed CPA who graduated with a B.S. in Business Administration in 1968 from the University of Nevada.

     John  Sharpe,  62, has served as a director of the Company  since 2003.  He most recently  served as president and chief  operating  officer of Four Seasons
Hotels & Resorts,  from which he  retired  in 1999,  after 23 years of  service.
During  his tenure at Four  Seasons,  the  world's  largest  operator  of luxury hotels,  Mr. Sharpe  directed  worldwide hotel  operations,  marketing and human resources.  Mr. Sharpe  received  numerous  industry and public  service  awards including,  in 1999,  the  "Corporate  Hotelier of the World"  award from Hotels
Magazine,  Inc. Mr.  Sharpe has also  received  the "Silver  Plate" award of the
International  Food  Manufacturers  Association,  and the  "Gold  Award"  of the
Ontario  Hostelry  Institute.   Mr.  Sharpe  graduated  with  a  B.S.  in  Hotel
Administration  from Cornell University and is currently a trustee and treasurer of the  Culinary  Institute of America,  and a member of the  Industry  Advisory
Council  of the  Cornell  Hotel  School.  He  currently  serves  on the board of
Fairmont Hotels & Resorts, Toronto, Canada.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.    EXHIBIT
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    99.1       Employment  Agreement  dated as of May 23,  2005  between  Empire
               Resorts,  Inc.  and David P. Hanlon  (filed  without  exhibits or schedules,  all of which  are  available  upon  request,  without cost).

    99.2       Employment  Agreement  dated as of May 23,  2005  between  Empire
               Resorts, Inc. and Ronald J. Radcliffe.

    99.3       Press Release of Empire Resorts, Inc. dated May 24, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.

Dated: May 27, 2005                     By: /s/ David P. Hanlon
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                                            Name:  David P. Hanlon
                                            Title: Chief Executive Officer